                                                                    Exhibit 10.h





                          PLEDGE AND SECURITY AGREEMENT

                           Dated as of August 21, 2001




                                      among



                           FINOVA CAPITAL CORPORATION

                                       and

                Each Other Grantor From Time to Time Party Hereto


                                       and


                            WILMINGTON TRUST COMPANY


                              as Collateral Trustee







                           Weil, Gotshal & Manges LLP
                                767 Fifth Avenue
                          New York, New York 10153-0119

                                TABLE OF CONTENTS


                                                                                                     Page


ARTICLE I.        Defined Terms........................................................................2

         Section 1.1     Definitions...................................................................2
         Section 1.2     Certain Other Terms...........................................................7

ARTICLE II.       Grant of Security Interest...........................................................8

         Section 2.1     Collateral....................................................................8
         Section 2.2     Grant of Security Interest in Collateral......................................9
         Section 2.3     Cash Collateral Accounts......................................................9

ARTICLE III.      Representations And Warranties......................................................10

         Section 3.1     Title; No Other Liens........................................................10
         Section 3.2     Perfection and Priority......................................................10
         Section 3.3     State of Incorporation; Chief Executive Office...............................10
         Section 3.4     Inventory and Equipment......................................................10
         Section 3.5     Pledged Collateral...........................................................10
         Section 3.6     Accounts.....................................................................11
         Section 3.7     No Other Names...............................................................11
         Section 3.8     Intellectual Property........................................................11
         Section 3.9     Deposit Accounts; Control Accounts...........................................12

ARTICLE IV.       Covenants...........................................................................12

         Section 4.1     Generally....................................................................12
         Section 4.2     Maintenance of Perfected Security Interest; Further Documentation............12
         Section 4.3     Changes in Locations, Name, Etc..............................................12
         Section 4.4     Pledged Collateral...........................................................13
         Section 4.5     Control Accounts; Deposit Accounts...........................................14
         Section 4.6     Delivery of Instruments and Chattel Paper....................................15
         Section 4.7     Intellectual Property........................................................15
         Section 4.8     Vehicles.....................................................................17
         Section 4.9     Insurance....................................................................17
         Section 4.10    Special Property.............................................................17

ARTICLE V.        Remedial Provisions.................................................................17

         Section 5.1     Code and Other Remedies......................................................17
         Section 5.2     Accounts and Payments in Respect of General Intangibles......................18
         Section 5.3     Pledged Collateral...........................................................19
         Section 5.4     Proceeds to be Turned Over To Collateral Trustee.............................20
         Section 5.5     Deficiency...................................................................20
         Section 5.6     Execution of Financing Statements............................................20


                                                                                      Page


ARTICLE VI.       Miscellaneous........................................................20

         Section 6.1     Amendments in Writing.........................................20
         Section 6.2     Notices.......................................................20
         Section 6.3     No Waiver by Course of Conduct; Cumulative Remedies...........20
         Section 6.4     Successors and Assigns........................................20
         Section 6.5     Counterparts..................................................21
         Section 6.6     Severability..................................................21
         Section 6.7     Section Headings..............................................21
         Section 6.8     Entire Agreement..............................................21
         Section 6.9     Governing Law.................................................21
         Section 6.10    Additional Grantors...........................................21
         Section 6.11    Reinstatement.................................................21
         Section 6.12    Security Interest Absolute....................................21


                                       ii


                          PLEDGE AND SECURITY AGREEMENT

     PLEDGE AND SECURITY AGREEMENT, dated as of August 21, 2001 (this "Agreement"), by FINOVA CAPITAL CORPORATION (the "Borrower") and each of the other entities listed on the signature pages hereof or which becomes a party hereto pursuant to Section 6.10 (each of such entities and the Borrower a "Grantor" and, collectively, the "Grantors"), in favor of WILMINGTON TRUST COMPANY, as collateral trustee for the Secured Parties (in such capacity, the "Collateral Trustee").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, dated as of August 21, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") between Berkadia LLC (the "Lender") and the Borrower, the Lender has agreed to make a single term loan in the principal amount of $5.6 billion dollars to the Borrower upon the terms and subject to the conditions set forth therein; and

     WHEREAS, the Borrower has issued and may issue promissory notes comprising the Intercompany Note to The FINOVA Group Inc. (the "Parent"); and

     WHEREAS, the Borrower, the Lender, the Parent, the Trustee (as defined below) and the Collateral Trustee are parties to a Collateral Trust Agreement; and

     WHEREAS, the Grantors other than the Borrower are party to the Subsidiary Guaranty, pursuant to which they have guaranteed the Secured Obligations; and

     WHEREAS, it is a condition precedent to the obligation of the Lender to make the term loan to the Borrower under the Credit Agreement and the Parent to accept the Intercompany Note that each of the Grantors shall have executed and delivered this Agreement to the Collateral Trustee;

     NOW, THEREFORE, in consideration of the premises each Grantor hereby agrees with the Collateral Trustee as follows:

     ARTICLE I. DEFINED TERMS

     Section 1.1 Definitions.
                 -----------

     (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

     (b) Terms used herein that are defined in the UCC have the meanings given to them in the UCC, including the following which are capitalized herein:

     "Account Debtor"
     "Accounts"
     "Chattel Paper"
     "Commodity Account"
     "Commodity Intermediary"
     "Control"

     "Deposit Accounts"
     "Documents"
     "Entitlement Holder"
     "Entitlement Order"
     "Equipment"
     "Financial Asset"
     "General Intangibles"
     "Instruments"
     "Inventory"
     "Investment Property"
     "Letter of Credit Rights"
     "Payment Intangible"
     "Proceeds"
     "Security"
     "Securities Account"
     "Securities Intermediary"
     "Security Entitlement"

     (c) The following terms shall have the following meanings:

     "Additional Pledged Collateral" means all shares of, limited and/or general partnership interests in, and limited liability company interests in, and all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, stock of, or partnership interests in or limited liability company interests in, either (i) any Person that, after the date of this Agreement, as a result of any occurrence, becomes a direct Subsidiary of any Grantor or (ii) any issuer of Pledged Stock, any Partnership or any LLC that is acquired by any Grantor after the date hereof; all certificates or other instruments representing any of the foregoing; all Security Entitlements of any Grantor in respect of any of the foregoing; all additional indebtedness from time to time owed to any Grantor by any obligor on the Pledged Notes and the instruments evidencing such indebtedness; and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing. Additional Pledged Collateral may be General Intangibles or Investment Property.

     "Agreement" means this Pledge and Security Agreement.

     "Approved Deposit Account" means a Deposit Account maintained by any Grantor with a Deposit Account Bank which account is the subject of an effective Deposit Account Control Agreement, and includes all monies on deposit therein and all certificates and instruments, if any, representing or evidencing such Approved Deposit Account.

     "Approved Securities Intermediary" means a Securities Intermediary or Commodity Intermediary with respect to which a Grantor has delivered to the Collateral Trustee an executed Control Account Agreement.

     "Cash Collateral Account" means any Deposit Account or Securities Account established by the Collateral Trustee as provided in Section 2.3 in which cash and Cash Equivalents may from time to time be on deposit or held therein as provided in Section 5.2 or 5.4.

     "Collateral" has the meaning specified in Section 2.1.

     "Control Account" means a Securities Account or Commodity Account maintained by any Grantor with an Approved Securities Intermediary which account is the subject of an effective Control Account Agreement, and includes all Financial Assets held therein and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

     "Control Account Agreement" means a letter agreement, substantially in the form of Annex 2 (with such changes as may be agreed to by the Collateral Trustee), executed by the relevant Grantor, the Collateral Trustee and the relevant Approved Securities Intermediary.

     "Copyrights" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof and (b) the right to obtain all renewals thereof.

     "Copyright Licenses" means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of rights to copy, publicly perform, create derivative works, manufacture, distribute, exploit and sell materials derived from any Copyright.

     "Credit Agreement Obligations" means the Loan Document Obligations.

     "Deposit Account Bank" means a financial institution with respect to which a Grantor has delivered to the Collateral Trustee an executed Deposit Account Control Agreement.

     "Deposit Account Control Agreement" means a letter agreement, substantially in the form of Annex 1 (with such changes as may be agreed to by the Collateral Trustee), executed by the relevant Grantor, the Collateral Trustee and the relevant Deposit Account Bank.

     "Domestic Subsidiary" means any Subsidiary of any Grantor incorporated or organized under the laws of the United States, any state thereof or the District of Columbia.

     "Excluded Property" means Special Property other than the following:

          (a) the right to receive any payment of money (including, without limitation, general intangibles for money due or to become due) or any other rights referred to in Sections 9-406(f), 9-407(a) or 9-408(a) of the UCC; and

          (b) any proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions or replacements of any Special Property (unless such proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions or replacements itself would constitute Special Property).

     "Guaranty Obligations" means the obligations of each Grantor other than the Borrower under the Subsidiary Guaranty.

     "Intellectual Property" means, collectively, all rights, priorities and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and trade secrets, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

     "Intercompany Note Borrower Obligations" means collectively, the unpaid principal of and interest on the Intercompany Note and all other obligations and liabilities of the Borrower (including interest accruing at the then applicable rate provided in the Intercompany Note after the maturity thereof and interest accruing at the then applicable rate provided therein after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Parent, whether absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Intercompany Note or any other Loan Document, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, guarantee obligations, fees, indemnities, costs, expenses or otherwise (including all legal fees of the Parent that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

     "LLC" means each limited liability company in which a Grantor has an interest, including those set forth on Schedule 2.

     "LLC Agreement" means each operating agreement with respect to an LLC, as each agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified from time to time.

     "Material Intellectual Property" means Intellectual Property owned by or licensed to a Grantor which is material to its business.

     "Partnership" means each partnership in which a Grantor has an interest, including those set forth on Schedule 2.

     "Partnership Agreement" means each partnership agreement governing a Partnership, as each such agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified.

     "Patents" means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.

     "Patent License" means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

     "Pledge Amendment" has the meaning specified in Section 4.4.

     "Pledged Collateral" means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, any other Investment Property of any Grantor, all certificates or other instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing included in the Collateral. Pledged Collateral may be General Intangibles or Investment Property.

     "Pledged LLC Interests" means all right, title and interest of any Grantor as a member of any LLC and all of such Grantor's right, title and interest in, to and under any LLC Agreement to which it is a party.

     "Pledged Notes" means all right, title and interest of any Grantor in the Instruments evidencing any Indebtedness owed to such Grantor, including all Indebtedness described on Schedule 2, issued by the obligors named therein.

     "Pledged Partnership Interests" means all of any Grantor's right, title and interest as a limited and/or general partner in any Partnerships and all of such Grantor's right, title and interest in, to and under any Partnership Agreements to which it is a party.

     "Pledged Stock" means all right, title and interest of any Grantor in the shares of capital stock owned by each Grantor, including all shares of capital stock listed on Schedule 2; provided, however, that only the outstanding capital stock of a subsidiary of any Grantor created after the date hereof that is not a Domestic Subsidiary possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote shall be deemed to be pledged hereunder.

     "Related Contract" means each security agreement, lease and other contract securing or otherwise relating to any Account.

     "Secured Obligations" means the Credit Agreement Obligations, the Guaranty Obligations and the Intercompany Note Borrower Obligations.

     "Secured Party" has the meaning set forth in the Collateral Trust
Agreement.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Special Property" means:

          (a) any permit, lease or license held by any Grantor that validly prohibits the creation by such Grantor of a security interest therein;

          (b) any permit, lease or license held by any Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest therein; and

          (c) Equipment owned by any Grantor on the date hereof that is subject to a purchase money Lien or a Capital Lease Obligation if the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capital Lease Obligation) validly prohibits the creation of any other Lien on such Equipment;

          (d) any LLC interests, Partnership interests or other equity interests that are subject to contractual prohibitions against or limitations on the transfer or pledging of such interests; and

          (e) rights under any contract which prohibits collateral assignment;

in each case only to the extent, and for so long as, such permit, lease, license, contract or other agreement, or Requirement of Law applicable thereto, validly prohibits the creation of a Lien in such property in favor of the Collateral Trustee (and upon the termination of such prohibition (howsoever occurring) such permit, lease, license or equipment shall cease to be "Special Property").

     "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

     "Trademark License" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

     "Trustee" means The Bank of New York.

     "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Trustee's and/or the Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions; provided, further, that if the UCC is amended after the date hereof, such amendment will not be given effect for the purposes of this Agreement if and to the extent the result of such amendment would be to limit or eliminate any item of Collateral.

     "Vehicles" means all vehicles covered by a certificate of title law of any state.

     Section 1.2 Certain Other Terms.
                 -------------------

     (a) The words "herein," "hereof," "hereto" and "hereunder" and similar words refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

     (b) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

     (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (d) Where the context requires, provisions relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

     (e) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any and all times such reference becomes operative.

     (f) The term "including" means "including without limitation" except when used in the computation of time periods.

     (g) The terms "Lender," "Collateral Trustee" and "Secured Party" include their respective successors.

     (h) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

     ARTICLE II. GRANT OF SECURITY INTEREST

     Section 2.1 Collateral. For the purposes of this Agreement, all of the
                 ----------
following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "Collateral":

     (a) all Accounts;

     (b) all Chattel Paper;

     (c) all Deposit Accounts;

     (d) all Documents;

     (e) all Equipment;

     (f) all General Intangibles;

     (g) all Instruments;

     (h) all Inventory;

     (i) all Investment Property;

     (j) all Letter of Credit Rights;

     (k) all Vehicles;

     (l) all books and records pertaining to the other property described in this Section 2.1;

     (m) all other goods and personal property of such Grantor whether tangible or intangible wherever located;

     (n) all property of any Grantor held by the Collateral Trustee or any Secured Party, including all property of every description, in the possession or custody of or in transit to the Collateral Trustee or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power; and

     (o) to the extent not otherwise included, all Proceeds.

     Section 2.2 Grant of Security Interest in Collateral.
                 ----------------------------------------

     (a) The Borrower, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Credit Agreement Obligations and the Intercompany Note Borrower Obligations hereby collaterally assigns, mortgages, pledges and hypothecates to the Collateral Trustee for the benefit of the Secured Parties, and grants to the Collateral Trustee for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the Borrower; provided, however, that the foregoing grant of a security interest shall not include a security interest in Excluded Property and provided, further, that if and when the prohibition which prevents the granting by the Borrower to the Collateral Trustee of a security interest in such Excluded Property is removed or otherwise terminated, the Collateral Trustee will be deemed to have, and at all times from and after the date hereof to have had, a security interest in such Excluded Property, as the case may be.

     (b) Each Grantor, other than the Borrower, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Guaranty Obligations hereby collaterally assigns, mortgages, pledges and hypothecates to the Collateral Trustee for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor; provided, however, that the foregoing grant of a security interest shall not include a security interest in Excluded Property and provided, further, that if and when the prohibition which prevents the granting by such Grantor to the Collateral Trustee of a security interest in such Excluded Property is removed or otherwise terminated, the Collateral Trustee will be deemed to have, and at all times from and after the date hereof to have had, a security interest in such Excluded Property, as the case may be.

     Section 2.3 Cash Collateral Accounts. The Collateral Trustee may establish
                 ------------------------
one or more Deposit Accounts and one or more Securities Accounts with such depositaries and Securities Intermediaries as it in its sole discretion shall determine. Each such account shall be in the name of the Collateral Trustee (but may also have words referring to a Grantor and the account's purpose). The Collateral Trustee shall be the entitlement holder with respect to each such Securities Account and the only Person authorized to give entitlement orders with respect thereto. Without limiting the foregoing, funds on deposit in any Cash Collateral Account may be invested in Cash Equivalents at the direction of the Collateral Trustee; provided, however, that the Collateral Trustee shall not have any responsibility for, or bear any risk of loss of, any such investment or income thereon. Neither any Grantor nor any other Loan Party or Person claiming on behalf of or through the such Grantor or any other Loan Party shall have any right to demand payment of any of the funds held in any Cash Collateral Account at any time prior to the payment in full of all then outstanding Secured Obligations. The Collateral Trustee shall apply all funds on deposit in a Cash Collateral Account as provided in the Collateral Trust Agreement.

     ARTICLE III. REPRESENTATIONS AND WARRANTIES

     Each Grantor hereby represents and warrants to the Collateral Trustee and the other Secured Parties that:

     Section 3.1 Title; No Other Liens. Except for the Lien granted to the
                 ---------------------
Collateral Trustee pursuant to this Agreement and Permitted Liens, such Grantor is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or certificated securities, is the entitlement holder of all Pledged Collateral constituting Investment Property held in a Securities Account and has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any and all Liens.

     Section 3.2 Perfection and Priority. The security interest granted pursuant
                 -----------------------
to this Agreement will constitute a valid and continuing perfected security interest in favor of the Collateral Trustee in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office upon (i) the completion of the filings and other actions specified on
Schedule 3 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Collateral Trustee in completed and duly executed form), (ii) the delivery to the Collateral Trustee of all Collateral consisting of certificated securities, in each case properly endorsed for transfer to the Collateral Trustee or in blank, (iii) the execution of Control Account Agreements with respect to Investment Property not in certificated form, (iv) the execution of Deposit Account Control Agreements with respect to all Deposit Accounts (other than any Cash Collateral Account) and (v) all appropriate filings having been made with the United States Copyright Office. Such security interest will be prior to all other Liens on the Collateral except for Permitted Liens.

     Section 3.3 State of Incorporation; Chief Executive Office. On the date
                 ----------------------------------------------
hereof such Grantor's jurisdiction of organization, organizational identification number, if any, and the location of such Grantor's chief executive office or sole place of business is specified on Schedule 1.

     Section 3.4 Inventory and Equipment. On the date hereof, such Grantor's
                 -----------------------
Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) are kept at the locations listed on Schedule 4.

     Section 3.5 Pledged Collateral.
                 ------------------

     (a) The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by such Grantor are listed on Schedule 2 and constitute that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2.

     (b) All of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests have been duly authorized and validly issued and are fully paid and, in the case of Pledged Stock, nonassessable.

     (c) Each of the Pledged Notes has been duly authorized, issued and delivered and where necessary authenticated, and constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

     (d) All Pledged Collateral and any Additional Pledged Collateral consisting of certificated securities has been delivered to the Collateral Trustee in accordance with Section 4.4(a).

     (e) All Pledged Collateral held by a Securities Intermediary in a Securities Account is in a Control Account.

     (f) Other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles, there is no Pledged Collateral other than that represented by certificated securities in the possession of the Collateral Trustee or that consisting of Financial Assets held in a Control Account.

     Section 3.6 Accounts. No amount payable to such Grantor under or in
                 --------
connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Trustee, properly endorsed for transfer, to the extent delivery is required by Section 4.4.

     Section 3.7 No Other Names. Except as set forth on Schedule 1, such Grantor
                 --------------
has not had, or operated in any jurisdiction within the five-year period preceding the date hereof under, any trade name, fictitious name or other name other than its legal name.

     Section 3.8  Intellectual Property.
                  ---------------------

     (a) Schedule 5 lists all Material Intellectual Property of such Grantor on the date hereof, separately identifying that owned by such Grantor and that licensed to such Grantor. The Material Intellectual Property set forth on
Schedule 5 for such Grantor constitutes all of the intellectual property rights necessary to conduct its business.

     (b) On the date hereof, all Material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned and, to the Grantor's knowledge, the use thereof in the business of such Grantor does not infringe the intellectual property rights of any other Person.

     (c) Except as set forth in Schedule 5, on the date hereof, none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

     (d) No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Grantor's rights in, any Material Intellectual Property.

     (e) No action or proceeding seeking to limit, cancel or question the validity of any Material Intellectual Property owned by such Grantor or such Grantor's ownership interest therein is on the date hereof pending or, to the knowledge of such Grantor, threatened. There are no claims, judgments or settlements to be paid by such Grantor relating to the Material Intellectual Property.

     Section 3.9 Deposit Accounts; Control Accounts. The only Deposit Accounts
                 ----------------------------------
or Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 6, which sets forth such information separately for each Grantor.

     ARTICLE IV. COVENANTS

     As long as any of the Secured Obligations remain outstanding, each Grantor agrees with the Collateral Trustee that:

     Section 4.1 Generally. Such Grantor shall (a) except for the security
                 ---------
interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens; (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any Requirement of Law or any policy of insurance covering the Collateral; (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Credit Agreement; and (d) not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Trustee to sell, assign or transfer any of the Collateral, except as permitted by the Credit Agreement.

     Section 4.2 Maintenance of Perfected Security Interest; Further
                 ---------------------------------------------------
Documentation.
-------------

     (a) Such Grantor will maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons.

     (b) Such Grantor will furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Trustee may reasonably request, all in reasonable detail.

     (c) At any time and from time to time, upon the written request of the Collateral Trustee, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Collateral Trustee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, and the execution and delivery of Deposit Account Control Agreements and Control Account Agreements.

     Section 4.3 Changes in Locations, Name, Etc.
                 --------------------------------

     (a) Except upon 90 days' prior written notice to the Collateral Trustee and delivery to the Collateral Trustee of (i) all additional executed financing statements and other documents reasonably requested by the Collateral Trustee to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 showing any additional location at which Inventory or Equipment shall be kept, such Grantor will not:

          (i) permit any of the Inventory, Equipment or Pledged Notes to be kept at a location other than those listed on Schedule 4;

          (ii) change its state of incorporation or the location of its chief executive office or sole place of business from that referred to in Section 3.3; or

          (iii) change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

     (b) Such Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. If requested by the Collateral Trustee, the security interest of the Collateral Trustee shall be noted on the certificate of title of each Vehicle.

     Section 4.4 Pledged Collateral.
                 ------------------

     (a) Such Grantor will (i) deliver to the Collateral Trustee all certificates representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), and, at the Collateral Trustee's request, all Instruments, whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Trustee, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (a "Pledge Amendment") or such other documentation acceptable to the Collateral Trustee, (ii) authorize the Collateral Trustee to attach each Pledge Amendment to this Agreement and (iii) maintain all other Pledged Collateral constituting Investment Property in a Control Account. The Collateral Trustee shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any or all of the Pledged Collateral. The Collateral Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

     (b) Except as provided in Article V, each Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends) with respect to the Pledged Collateral. Any sums paid upon or in respect of any of the Pledged Collateral upon the liquidation or dissolution of any issuer of any of the Pledged Collateral, any distribution of capital made on or in respect of any of the Pledged Collateral or any property distributed upon or with respect to any of the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Collateral Trustee, be delivered to the Collateral Trustee to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of any of the Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Trustee, hold such money or property in trust for the Collateral Trustee, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

     (c) Except as provided in Article V, such Grantor will be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Intercompany Note, this Agreement or any other Loan Document or which would, without prior notice to the Collateral Trustee, enable or permit any issuer of Pledged Collateral that is a Subsidiary of any Grantor to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral, other than securities issued by FINOVA Mezzanine Capital Inc. pursuant to the Reorganization Plan.

     (d) Such Grantor shall not grant Control over any Investment Property to any Person other than the Collateral Trustee.

     (e) In the case of each Grantor which is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and will comply with such terms insofar as such terms are applicable to it. In the case of each Grantor which is a partner in a Partnership, such Grantor hereby consents to the extent required by the applicable Partnership Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Partnership Interests in such Partnership and to the transfer of such Pledged Partnership Interests to the Collateral Trustee or its nominee and to the substitution of the Collateral Trustee or its nominee as a substituted partner in such Partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be. In the case of each Grantor which is a member of an LLC, such Grantor hereby consents to the extent required by the applicable LLC Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged LLC Interests in such LLC and to the transfer of such Pledged LLC Interests to the Collateral Trustee or its nominee and to the substitution of the Collateral Trustee or its nominee as a substituted member of the LLC with all the rights, powers and duties of a member of the LLC in question.

     (f) Such Grantor will not agree to any amendment of an LLC Agreement or Partnership Agreement that in any way adversely affects the perfection of the security interest of the Collateral Trustee in the Pledged Partnership Interests or Pledged LLC Interests pledged by such Grantor hereunder, including any amendment that would cause the membership interest or partnership interest of such Grantor to be a security under Section 8-103 of the UCC.

     Section 4.5 Control Accounts; Deposit Accounts.
                 ----------------------------------

     (a) Such Grantor will (i) deposit in an Approved Deposit Account all cash received by such Grantor, (ii) not establish or maintain any Securities Account that is not a Control Account and (iii) not establish or maintain any Deposit Account other than Approved Deposit Accounts; provided, however, that any Grantor may (i) maintain payroll, withholding tax and other fiduciary accounts as required by law and (ii) until otherwise instructed by the Lender, maintain dominion accounts or other Deposit Accounts containing funds deposited or credited directly by or on behalf of customers of any Grantor pursuant to account sweep and transfer instructions and practices disclosed to and satisfactory to the Lender.

     (b) Such Grantor shall instruct each Account Debtor or other Person obligated to make a payment to such Grantor under a General Intangible to make payment, or to continue to make payment, as the case may be, to an Approved Deposit Account and will deposit in an Approved Deposit Account all Proceeds of such Accounts and General Intangibles received by such Grantor from any other Person immediately upon receipt.

     (c) In the event (i) such Grantor or any Approved Securities Intermediary or Approved Deposit Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account or Approved Deposit Account for any reason, (ii) the Collateral Trustee shall demand such termination as a result of the failure of an Approved Securities Intermediary or Approved Deposit Account Bank to comply with the terms of the applicable Control Account Agreement or Deposit Account Control Agreement, or (iii) the Collateral Trustee determines in its sole discretion that the financial condition of an Approved Securities Intermediary or Approved Deposit Account Bank, as the case may be, has materially deteriorated, such Grantor agrees to notify all of its obligors that were making payments to such terminated Control Account or Approved Deposit Account, as the case may be, to make all future payments to another Control Account or Approved Deposit Account, as the case may be.

     Section 4.6 Delivery of Instruments and Chattel Paper. If any amount
                 -----------------------------------------
payable under or in connection with any of the Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall immediately deliver such Instrument or Chattel Paper to the Collateral Trustee, duly indorsed in a manner satisfactory to the Collateral Trustee, or, if consented to by the Collateral Trustee, shall mark all such Instruments and Chattel Paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Wilmington Trust Company, as Collateral Trustee".

     Section 4.7 Intellectual Property.
                 ---------------------

     (a) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) use such Trademark with any applicable and appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iii) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Trustee shall obtain a perfected security interest in such mark pursuant to this Agreement and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

     (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent which is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

     (c) Such Grantor (either itself or through licensees) (i) will not (and will not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights which is Material Intellectual Property may become invalidated or otherwise impaired and (ii) will not (either itself or through licensees) do any act whereby any portion of the Copyrights which is Material Intellectual Property may fall into the public domain.

     (d) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any trade secret which is Material Intellectual Property may become publicly available or otherwise unprotectable.

     (e) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Material Intellectual Property to infringe the intellectual property rights of any other Person.

     (f) Such Grantor will notify the Collateral Trustee immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

     (g) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Grantor shall report such filing to the Collateral Trustee within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Trustee, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Trustee may request to evidence the Collateral Trustee's security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

     (h) Such Grantor will take all reasonable actions necessary or requested by the Collateral Trustee, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark or Patent that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

     (i) In the event that any Material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Collateral Trustee promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation of dilution, and shall take such other actions as may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

     (j) Unless otherwise agreed to by the Collateral Trustee, such Grantor will execute and deliver to the Collateral Trustee for filing in (i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 5, (ii) in the United States Patent and Trademark Office a short-form patent security agreement in the form attached hereto as Annex 6 and (iii) the United States Patent and Trademark Office a short-form trademark security agreement in form attached hereto as Annex 7, with respect to all registered Copyrights and Trademarks, and all of such Grantor's Patents.

     Section 4.8 Vehicles. Upon the request of the Collateral Trustee, within 30
                 --------
days after the date of such request and, with respect to any Vehicles acquired by such Grantor subsequent to the date of any such request, within 30 days after the date of acquisition thereof, such Grantor shall file all applications for certificates of title/ownership indicating the Collateral Trustee's first priority security interest in the Vehicle covered by such certificate, and any other necessary documentation, in each office in each jurisdiction which the Collateral Trustee shall deem advisable to perfect its security interests in the Vehicles.

     Section 4.9 Insurance. Such Grantor shall (i) maintain all insurance
                 ---------
required by the Credit Agreement and (ii) cause all such insurance to name the Collateral Trustee on behalf of the Secured Parties as additional insured, and to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after 30 days' written notice thereof to the Collateral Trustee.

     Section 4.10 Special Property. Each Grantor shall, on the Closing Date and
                  ----------------
on the last Business Day of each calendar month, or more often if requested by the Collateral Trustee, provide Schedule 4.10 to the Collateral Trustee identifying in reasonable detail the Special Property and any other Property with respect to which the Collateral Trustee on behalf of the Secured Parties does not have a Lien (and stating in such schedule the extent to which such Property constitutes Excluded Property) and shall provide to the Collateral Trustee the book value of such Property and such other information regarding such Property as the Collateral Trustee may reasonably request.

     ARTICLE V. REMEDIAL PROVISIONS

     Section 5.1 Code and Other Remedies. During the continuance of an Event of
                 -----------------------
Default, the Collateral Trustee may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Trustee or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Trustee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Trustee's request, to assemble the Collateral and make it available to the Collateral Trustee at places which the Collateral Trustee shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Trustee shall apply the net proceeds of any action taken by it pursuant to this Section
5.1 in the manner set forth in the

Collateral Trust Agreement. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Trustee or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     Section 5.2 Accounts and Payments in Respect of General Intangibles.
                 -------------------------------------------------------

     (a) If required by the Collateral Trustee at any time during the continuance of an Event of Default, any payments of Accounts or payments in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Trustee if required, in a Cash Collateral Account. Until so turned over, such payments shall be held by such Grantor in trust for the Collateral Trustee, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (b) At the Collateral Trustee's request, during the continuance of an Event of Default, each Grantor shall deliver to the Collateral Trustee all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

     (c) The Collateral Trustee may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.

     (d) The Collateral Trustee in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Collateral Trustee's satisfaction the existence, amount and terms of any Accounts or amounts due under any General Intangibles.

     (e) Upon the request of the Collateral Trustee at any time during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to the Collateral Trustee and that payments in respect thereof shall be made directly to the Collateral Trustee. In addition, the Collateral Trustee may at any time during the continuance of an Event of Default enforce such Grantor's rights against such Account Debtors and obligors of General Intangibles.

     (f) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Trustee nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Collateral Trustee nor any other Secured Party of any payment relating thereto, nor shall the Collateral Trustee nor any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     Section 5.3 Pledged Collateral.
                 ------------------

     (a) During the continuance of an Event of Default, upon notice by the Collateral Trustee to the relevant Grantor or Grantors, (i) the Collateral Trustee shall have the right to receive any and all Proceeds of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Collateral Trust Agreement, and (ii) the Collateral Trustee or its nominee may exercise (A) all voting, consent, corporate and other rights pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Securities, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Trustee may determine), all without liability except to account for property actually received by it, but the Collateral Trustee shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     (b) In order to permit the Collateral Trustee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Trustee all such proxies, dividend payment orders and other instruments as the Collateral Trustee may from time to time reasonably request and (ii) without limiting the effect of clause
(i) above, such Grantor hereby grants to the Collateral Trustee an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

     (c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Collateral Trustee in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Collateral directly to the Collateral Trustee.

     Section 5.4 Proceeds to be Turned Over To Collateral Trustee. All Proceeds
                 ------------------------------------------------
received by the Collateral Trustee hereunder shall be held by the Collateral Trustee in a Cash Collateral Account. All Proceeds while held by the Collateral Trustee in a Cash Collateral Account (or by such Grantor in trust for the Collateral Trustee) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Collateral Trust Agreement.

     Section 5.5 Deficiency. Each Grantor shall remain liable for any deficiency
                 ----------
if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Collateral Trustee or any other Secured Party to collect such deficiency.

     Section 5.6 Execution of Financing Statements. Each Grantor authorizes the
                 ---------------------------------
Collateral Trustee to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Trustee reasonably determines appropriate to perfect the security interests of the Collateral Trustee under this Agreement.

     ARTICLE VI. MISCELLANEOUS

     Section 6.1 Amendments in Writing. None of the terms or provisions of this
                 ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the Collateral Trust Agreement.

     Section 6.2 Notices. All notices, requests and demands to or upon the
                 -------
Collateral Trustee or any Grantor hereunder shall be effected in the manner provided for in the Collateral Trust Agreement.

     Section 6.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither
                 ---------------------------------------------------
the Collateral Trustee nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 6.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Trustee or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Trustee or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Trustee or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     Section 6.4 Successors and Assigns. This Agreement shall be binding upon
                 ----------------------
the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Trustee and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee, except as otherwise permitted under the Credit Agreement and the Indenture.

     Section 6.5 Counterparts. This Agreement may be executed by one or more of
                 ------------
the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

     Section 6.6 Severability. Any provision of this Agreement which is
                 ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.7 Section Headings. The Article and Section titles contained in
                 ----------------
this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

     Section 6.8 Entire Agreement. This Agreement together with the other Loan
                 ----------------
Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

     Section 6.9 Governing Law. This agreement and the rights and obligations of
                 -------------
the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     Section 6.10 Additional Grantors. If, pursuant to the Credit Agreement, the
                  -------------------
Borrower shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Collateral Trustee a Joinder Agreement in the form of Annex 4 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the date hereof.

     Section 6.11 Reinstatement. Each Grantor further agrees that, if any
                  -------------
payment made by any Loan Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

     Section 6.12 Security Interest Absolute.  All rights of the Collateral
                  --------------------------
Trustee hereunder and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of:

     (a) any lack of validity, regularity or enforceability, in whole or in part, of any of the Loan Documents or the Intercompany Note;

     (b) any change in the terms of any or all of the Secured Obligations or any amendment or waiver of, or consent to any departure from, any provision of any of the Loan Documents or the Intercompany Note;

     (c) any taking, exchange, release or nonperfection of any Collateral, or any taking, release or amendment or waiver of, or consent to any departure from, any guaranty, for any or all of the Secured Obligations;

     (d) any manner of application of Collateral or Proceeds to any or all of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other assets of such Grantor or its Subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of such Grantor or any of its Subsidiaries; and

     (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, such Grantor with respect to the security interests granted hereunder.

     IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

     FINOVA Capital Corporation
     Cactus Resort Properties, Inc.
     Cactus Resort Properties II, Inc.
     Desert Communications I, Inc.
     Desert Communications II, Inc.
     Desert Communications III, Inc.
     Desert Communications VI, Inc.
     Desert Communications VII Inc.
     Desert Island Capital Corporation
     FCS 525, Inc.
     FCS 517, Inc.
     FFC Distribution Corporation
     FINOVA Aircraft Management, Inc.
     FINOVA Acquisition Corporation
     FINOVA Denmark, Inc.
     FINOVA Fund Investments, Inc.
     FINOVA Fund Investments II, Inc.
     FINOVA Fund Investments III, Inc.
     FINOVA Fund Investments IV, Inc.
     FINOVA Loan Administration Inc.
     FINOVA Mezzanine Capital Inc.
     IOL 2000; Inc.
     Sherwood, Inc.
     SWS 5, Inc.
     SWS 6, Inc.
     Vision 2000, Inc.
     Vision 2000 Technologies, Inc.
     FINOVA Portfolio Services, Inc.
     FINOVA Public Finance, Inc.
     FINOVA Realty Mezzanine Inc.
     F[NOVA Resort Investments Company
     FINOVA Shelf Corporation
     FINOVA Technology Finance, Inc.
     Greyhound Real Estate Investment BRB Inc.
     Greyhound Real Estate Investment Eleven Inc.
     Greyhound Real Estate Investment Seven Inc.
     Greyhound Real Estate Investment Two Inc.
     New Jersey Realty Corporation II
     New York Realty Corporation II
     TriContinental Leasing of Puerto Rico, Inc.
     Wisconsin Hotel Operating Corporation


     By:/s/ Richard Lieberman
        ---------------------
     Name: Richard Lieberman
     Title:  Assistant Secretary


     FINOVA (Cayman) Capital Ltd.

     By:  /s/ William J. Hallinan
          -----------------------
     Name: William J. Hallinan
     Title:  Senior Vice President


     Greyfin (Nassau) Limited

     By:  ________________________

     Name:  ________________________

     Title:  ________________________

     Greyfin Corporation

     By:  ________________________

     Name:  ________________________

     Title:  ________________________


     CACTUS REPORT PROPERTIES III, LLC

     SOLE MEMBER:

     FINOVA CAPITAL CORPORATION,
     a Delaware corporation


     By:/s/ Richard Lieberman
        ---------------------
     Name: Richard Lieberman
     Title:  Secretary


     SMITH BROADCASTING GROUP OF ALASKA, L.P.
     ----------------------------------------

     GENERAL PARTNER:

     SMITH TELEVISION OF ALASKA, L.P

       By:  SMITH BROADCASTING GROUP OF ALASKA, INC.,
            a Delaware corporation

       Its:  General Partner

     By:  ________________________

     Name:  ________________________

     Title:  ________________________


     CONSTEL COMMUNICATIONS, L.P.
     ----------------------------

     GENERAL PARTNER:

     CR COMMUNICATIONS, INC.,
     a Maryland corporation

     By:  ________________________

     Name:  ________________________

     Title:  ________________________


     SOUTHTEL COMMUNICATIONS, L.P.
     ----------------------------

     GENERAL PARTNER:

     SCR COMMUNICATIONS, INC.,
     a Maryland corporation

     By:  ________________________

     Name:  ________________________

     Title:  ________________________


     FINOVA AIRCRAFT INVESTORS, LLC
     ------------------------------

     MANAGING MEMBER:

     FINOVA AIRCRAFT MANAGEMENT, INC.

     By: /s/ Richard Lieberman
         ---------------------
     Name:  Richard Lieberman
            -----------------

     Title:  ________________________


     FINOVA CORPORATE FINANCE RECEIVABLES LLC
     ----------------------------------------

     FINOVA CORPORATE FINANCE RECEIVABLES LLC

     By: /s/ Richard Lieberman
         ---------------------
     Name:  Richard Lieberman
            -----------------

     Title:  ________________________


     FINOVA FRANCHISE RECEIVABLES LLC
     --------------------------------

     FINOVA FRANCHISE RECEIVABLES LLC

     By: /s/ Richard Lieberman
         ---------------------
     Name:  Richard Lieberman
            -----------------

     Title:  _______________________


     FINOVA INTERNATIONAL FINANCE LLC
     --------------------------------

     SOLE MEMBER:

     FINOVA CAPITAL CORPORATION,
     a Delaware corporation

     By: /s/ Richard Lieberman
         ---------------------
     Name: Richard Lieberman
     Title:   Secretary


     FINOVA RESORT ASSETS COMPANY L.L.C.
     ----------------------------------

     SOLE MEMBER:

     FINOVA CAPITAL CORPORATION,
     a Delaware corporation

     By: /s/ Richard Lieberman
         ---------------------
     Name: Richard Lieberman
     Title:   Secretary


     FINOVA VENTANA LLC
     ------------------

     SOLE MEMBER:

     FINOVA CAPITAL CORPORATION,
     a Delaware corporation

     By: /s/ Richard Lieberman
         ---------------------
     Name: Richard Lieberman
     Title:   Secretary


     RJ CAPITAL LLC
     --------------

     MANAGER:

     FFC DISTRIBUTION CORPORATION,
     a California corporation

     By: /s/ Richard Lieberman
         ---------------------
     Name:  Richard Lieberman
            -----------------

     Title:  _______________________


     STEINER REALTY LIMITED PARTNERSHIP-II NJ
     ----------------------------------------

     GENERAL PARTNER:

     NEW JERSEY REALTY CORPORATION II

     By: /s/ Richard Lieberman
         ---------------------
     Name:  Richard Lieberman
            -----------------

     Title:  _______________________


     STEINER REALTY LIMITED PARTNERSHIP-II NY
     ----------------------------------------

     GENERAL PARTNER:

     NEW YORK REALTY CORPORATION II

     By: /s/ Richard Lieberman
         ---------------------
     Name:  Richard Lieberman
            -----------------

     Title:  ________________________


     STEINER REALTY LIMITED PARTNERSHIP-II OH
     ----------------------------------------

     GENERAL PARTNER:

     GREYHOUND REAL ESTATE ELEVEN, INC.

     By: /s/ Richard Lieberman
         ---------------------
     Name:  Richard Lieberman
            -----------------

     Title:  ________________________

ACCEPTED AND AGREED:

WILMINGTON TRUST COMPANY, as Collateral Trustee


By: /s/ Steven Cimalore
   -----------------------------------------
     Name: Steven Cimalore
     Title: Vice President

                                   Annex 1 to
                          Pledge and Security Agreement

                        DEPOSIT ACCOUNT CONTROL AGREEMENT

                                                                            Date


Bank
Bank Address

     Ladies and Gentlemen:

     Reference is made to the accounts listed on the accompanying Exhibit B maintained with you (the "Bank") by ________________ (the "Company") into which funds are deposited from time to time (the "Accounts").

     The Company has granted to Wilmington Trust Company, as Collateral Trustee (the "Collateral Trustee") for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement dated August 21, 2001 among the Company and certain of its affiliates, Berkadia LLC and The Bank of New York as indenture trustee), a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, instruments, general intangibles and all proceeds thereof (the "Collateral"). Payments with respect to the Collateral are or hereafter may be made to the Accounts.

     The Company hereby transfers to the Collateral Trustee ownership and control of the Accounts and all funds and other property on deposit therein. By your execution of this letter agreement, you (i) agree that you will comply with instructions originated by the Collateral Trustee directing disposition of the funds and other property on deposit in the Accounts without further consent by the Company, and (ii) acknowledge that the Collateral Trustee now has ownership and control of the Accounts, that all funds in the Accounts shall be transferred to the Collateral Trustee as provided herein, that the Accounts are being maintained by you for the benefit of the Collateral Trustee and that all amounts and other property therein are held by you as custodian for the Collateral Trustee.

     Except as provided in paragraph (d) below, the Accounts shall not be subject to deduction, set-off, banker's lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the Collateral Trustee. By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Accounts and have not executed any agreements with third parties covering the disposition of funds in the Accounts. You agree with the Collateral Trustee as follows:

          (a) Prior to the delivery to you of a written notice from the Collateral Trustee in the form of Exhibit A hereto (a "Blockage Notice") and until such time as the Collateral Trustee shall deliver to you a written notice ( a "Rescission Notice") that the Blockage Notice has been rescinded, you are authorized to accept written instructions with respect to the Accounts from authorized officers of the Company. Notwithstanding anything to the contrary contained herein or in any other agreement relating to the Accounts, the Accounts are and will be maintained for the benefit of the Collateral Trustee, will be titled as noted on Exhibit B and will be subject to written instructions from an authorized officer of the Collateral Trustee.
                                      A1-1

          (b) Prior to the delivery to you of a Blockage Notice from the Collateral Trustee and after such time as the Collateral Trustee shall deliver to you a Rescission Notice that the Blockage Notice has been rescinded, you are authorized to continue to honor instructions previously provided to you by authorized officers of the Company with respect to the end-of-day disposition of funds on deposit in the Accounts(s). Exhibit B attached hereto identifies the current instructions as to end-of-day disposition of funds on deposit in each of the Accounts(s).

          (c) From and after the delivery to you of a Blockage Notice and until such time as you shall receive a Rescission Notice with respect thereto, you will transfer (by wire transfer or other method of transfer mutually acceptable to you and the Collateral Trustee) to the Collateral Trustee, in same day funds, on each business day, the entire balance in the Accounts to the following Account:

                   ABA Number:
                                -------------------------------
                   [name and address of Collateral Trustee's Bank]

                   Account Name:
                                  -----------------------------
                                      Concentration Account
                   Account Number:
                                   ----------------------------
                   Reference:
                              ---------------------------------
                   Attn:
                          -------------------------------------

     or to such other account as the Collateral Trustee may from time to time designate in writing (the "Collateral Trustee Concentration Account")

          (d) All customary service charges and fees with respect to the Accounts shall be debited to the Accounts or invoiced to the Company consistent with past practices. In the event insufficient funds remain in the Accounts to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

     This letter agreement shall be binding upon and shall inure to the benefit of you, the Company and the Collateral Trustee and the respective successors, transferees and assigns of any of the foregoing. This letter agreement may not be modified except upon the mutual consent of the Collateral Trustee, the Company and you. You may terminate the letter agreement only upon 30 days' prior written notice to the Company and the Collateral Trustee. The Collateral Trustee may terminate this letter agreement upon 10 days' prior written notice to you and the Company. Upon such termination you shall close the Accounts and transfer all funds in the Accounts to the Collateral Trustee Concentration Account or as otherwise directed by the Collateral Trustee. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Collateral Trustee Concentration Account or as the Collateral Trustee may otherwise direct all funds and other property received in respect of the Accounts.

     This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by

                                      A1-2
telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

     This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Collateral Trustee, the Company and you.

     This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.





                                      A1-3

     Upon acceptance of this letter agreement it will be the valid and binding obligation of the Company, the Collateral Trustee, and you, in accordance with its terms.

                                Very truly yours,

                                FINOVA Capital Corporation

                                By:
                                     ---------------------------------------
                                      Name:
                                     Title:



                                Wilmington Trust Company, as Collateral Trustee



                                By:
                                     ---------------------------------------
                                      Name:
                                     Title:

Acknowledged and agreed to as of the date first above written:

[Bank Name]


By:
     ---------------------------------
      Name:
      Title:







                                      A1-4

                                    EXHIBIT A
                                       to
                        DEPOSIT ACCOUNT CONTROL AGREEMENT

                   Form of Collateral Trustee Blockage Notice

     [Deposit Account Bank]
     [Address]
         Re:      Accounts on Exhibit B attached hereto (the "Accounts")

Ladies and Gentlemen:

     Reference is made to the Accounts and that certain Deposit Account Control Agreement dated August 21, 2001 among you, Wilmington Trust Company, as Collateral Trustee (the "Collateral Trustee"), and [_____________] (the "Deposit Account Control Agreement"). Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

     The Collateral Trustee hereby notifies you that, from and after the date of this notice and until such time as the Collateral Trustee shall deliver to you a Rescission Notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the Collateral Trustee) to the Collateral Trustee, in same day funds, on each business day, the entire balance in the Accounts to the Collateral Trustee Concentration Account specified in paragraph (c) of the Deposit Account Control Agreement or to such other account as the Collateral Trustee may from time to time designate in writing.

                                Very truly yours,

                                Wilmington Trust Company, as Collateral Trustee

                                By:
                                    ---------------------------------------
                                      Name:
                                     Title:
















                                      A1-5

                                    EXHIBIT B
                                       to
                        DEPOSIT ACCOUNT CONTROL AGREEMENT

                        Account Listing and Instructions
                            As of _________ __, 2001

Account Name           Account Number          Company instructions for
------------           --------------          ------------------------
                                               transfer of end-of-day funds
                                               ----------------------------
[Name and Address
of Bank or Broker]



















                                      A1-6

                                   Annex 2 to
                          Pledge and Security Agreement

                            CONTROL ACCOUNT AGREEMENT

   [Name and Address
   of Bank of Broker]

                                                                       [Date]



   Ladies and Gentlemen:

     The undersigned ___________________ (the "Pledgor") together with certain of its affiliates are party to a Pledge and Security Agreement dated August 21, 2001 in favor of Wilmington Trust Company, as Collateral Trustee for the Secured Parties referred to therein (the "Pledgee," and such agreement the "Pledge and Security Agreement") pursuant to which a security interest is granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No. _______ of the Pledgor (the "Pledge").

     In connection therewith, the Pledgor hereby instructs you to:

     1.   maintain the Account, as "_________ - ________ Control Account";

     2. hold in the Account the assets, including all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively, the "Assets");

     3. provide to the Pledgor, with a duplicate copy to the Pledgee, a monthly statement of Assets; and

     4. until such a time as Pledgee shall give you written notice that the Pledgor's rights under this sentence have been terminated (an "Activation Notice") (upon which notice you may rely exclusively), the Pledgor acting through an authorized officer may (a) exercise any voting rights that it may have with respect to any of the Assets, (b) give instructions to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled interest and dividends paid with respect to the Assets and all cash proceeds of any sale of Assets ("Permitted Withdrawals"); provided, that, with respect to any transaction that is not a Permitted Withdrawal (each, a "Non-Conforming Transaction"), unless the Pledgee has consented to such Non-Conforming Transaction and you have received written notice of such consent, you shall not deliver cash and/or securities, or proceeds from the sale of, or distributions on, securities out of the Account to the Pledgor or to any other person or entity in respect of such Non-Conforming Transaction unless you are required by law or by court order to do so; the Pledgor hereby agrees it shall not to instruct you to execute any transactions that would not be Permitted Withdrawals. Following delivery of an Activation Notice, you shall honor only the instructions or entitlement orders in regard to or in connection with the Account given by an authorized officer of the Pledgee, until such time as you receive written notice from the Pledgee that the Activation Notice is rescinded (a "Rescission Notice").






                                      A2-1

     By your signature below, you agree that you will comply with the entitlement orders and instructions of an Authorized Officer of the Pledgee (including without limitation any instructions with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that you shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Pledge and Security Agreement or to determine whether or not an event of default exists thereunder). The Pledgor hereby agrees to indemnify and hold you harmless, as well as your affiliates, officers and employees from and against any and all claims, causes of action, liabilities, lawsuits, demands and/or damages, including any and all court costs and reasonable attorney's fees, that may result by reason of your complying with such instructions of the Pledgee from and after receipt of an Activation Notice until subsequent receipt of a Rescission Notice. In the event that you are sued or become involved in litigation as a result of complying with the above stated written instructions, the Pledgor and the Pledgee agree that you shall be entitled to charge all reasonable costs and fees you incur in connection with such litigation to the Assets in the Account and to withdraw such sums as the costs and charges accrue.

     For the purpose of this Agreement, the term "Authorized Officer of Pledgor" and "Authorized Officer of Pledgee" shall refer in the singular to (i) with respect to the Pledgor, any Person who you are authorized to accept instruction from in writing by the Pledgor from time to time (a copy of which instruction shall be provided by the Pledgor to the Pledgee contemporaneously with such authorization) and (ii) with respect to the Pledgee, any Person who is a [vice president or managing director] of the Pledgee. In the event that the Pledgor shall find it advisable to designate a replacement of any of its Authorized Officers from time to time, written notice of any such replacement shall be given to you and the Pledgee.

     Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligations or duties upon you greater than or in addition to the customary and usual obligations and duties of yours to the Pledgor.

     As long as the Assets are pledged to the Pledgee: (i) you will not invade the Assets to cover margin debits or calls, if any, in any other accounts of the Pledgor and (ii) you agree that, except for liens resulting from customary commissions, fees or charges based upon transactions in the Account, you subordinate in favor of the Pledgee any security interest, lien or right of setoff that you may have. You acknowledge that you have not received notice of any other security interest in the Account or the Assets. In the event any such notice is received, you will promptly notify the Pledgee. The Pledgor hereby represents that the Assets are free and clear of any lien or encumbrances other than the lien in favor of the Pledgor resulting from the security interest granted to the Pledgee and agrees that, with the exception of the security interest granted to the Pledgee, no lien or encumbrance will be placed by it on the Assets without the express written consent of the Pledgee.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and you, and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, and the law of your jurisdiction for the purposes of Section 8-110 of the Uniform Commercial Code in effect in the State of New York (the "UCC" shall be the law of the State of New York).

     You will treat all property at any time held by you in the Account as financial assets within the meaning of the UCC. You acknowledge that this Agreement constitutes written notification to you, pursuant to the UCC and any applicable federal regulations for the Federal Reserve Book Entry System, of the Pledgee's security interest in the Assets. The Pledgor,

                                      A2-2

Pledgee and you are entering into this Agreement to provide for the Pledgee's control of the Assets and to confirm the first priority of the Pledgee's security interest in the Assets. The Pledgor and the Pledgee intend that you shall be a "securities intermediary" with respect to the Assets on deposit from time to time in the Account for purposes of Article 8 of the UCC.

     If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Pledgee and you. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

     This Agreement may be terminated by you upon 30 days' prior written notice to the Pledgor and the Pledgee. Upon expiration of such 30-day period, you shall be under no further obligation except to hold the Assets in accordance with the terms of this Agreement, pending receipt of written instructions from the Pledgor and the Pledgee, jointly, regarding the further disposition of the pledged Assets.

     The Pledgor acknowledges that this Agreement supplements any existing agreements of the Pledgor with you regarding the account and, except as expressly provided herein, is in no way intended to abridge any rights that you might otherwise have.



                                      A2-3

     In witness whereof, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

                                    [Pledgor]

                                 By:
                                      ---------------------------------------
                                      Name:
                                     Title:

                                 Wilmington Trust Company, as Collateral Trustee

                                 By:
                                      ---------------------------------------
                                      Name:
                                     Title:

         ACCEPTED AND AGREED:

         [Broker]

         By:
              ---------------------------------------
               Name:
               Title:












                                      A2-4

                                   Annex 3 to
                          Pledge and Security Agreement

                                PLEDGE AMENDMENT

     This PLEDGE AMENDMENT, dated as of __________, ____, is delivered pursuant to Section 4.4(a) of the Pledge and Security Agreement dated August 21, 2001 by FINOVA Capital Corporation (the "Borrower"), the [undersigned Grantor and the other] Subsidiaries of the Borrower from time to time party thereto as Grantors in favor of Wilmington Trust Company, as Collateral Trustee for the Secured Parties referred to therein (the "Pledge and Security Agreement") and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

                                    [Grantor]

                                   By:
                                        ---------------------------------------
                                          Name:
                                          Title:



                                                              Number of Shares,
Issuer    Class           Certificate No(s).  Par Value       Units or Interests
--------- --------------  ------------------  --------------  ------------------







          Description of
Issuer    of Debt         Certificate No(s).  Final Maturity  Principal Amount
--------- --------------  ------------------  --------------  ------------------




                                      A3-1

ACKNOWLEDGED AND AGREED as of the date of this Pledge Amendment first above written.


Wilmington Trust Company, as Collateral Trustee


By:
     -------------------------------
      Name:
      Title:










                                      A3-2

                                   Annex 4 to
                          Pledge and Security Agreement

                                JOINDER AGREEMENT

     This JOINDER AGREEMENT, dated as of _______, ____, is delivered pursuant to
Section 6.10 of the Pledge and Security Agreement dated as of August 21, 2001, by FINOVA Capital Corporation (the "Borrower") and the Subsidiaries of the Borrower listed on the signature pages thereof in favor of Wilmington Trust Company, as Collateral Trustee for the Secured Parties referred to therein (the "Pledge and Security Agreement"). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

     By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 6.10 of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Collateral Trustee, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Trustee and grants to the Collateral Trustee a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and hereby expressly assumes all obligations and liabilities of a Grantor thereunder.

     The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 5 to the Pledge and Security Agreement.

     The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

     IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.


                                      [Additional Grantor]

                                       By:
                                           ------------------------------------
                                            Name:
                                            Title:











                                      A4-1

ACKNOWLEDGED AND AGREED as of the date of this Joinder Agreement first above written.

Wilmington Trust Company, as Collateral Trustee


By:
     ---------------------------------------
       Name:
       Title:



















                                      A4-2

                                   Annex 5 to
                          Pledge and Security Agreement

                                     FORM OF
                          COPYRIGHT SECURITY AGREEMENT

     COPYRIGHT SECURITY AGREEMENT, dated as of _________ __, ____, by FINOVA Capital Corporation (the "Borrower") and each of the other entities listed on the signature pages hereof (each of such entities and Borrower, a "Grantor" and, collectively, the "Grantors"), in favor of Wilmington Trust Company, as Collateral Trustee for the Secured Parties (as defined in the Pledge and Security Agreement referred to below) (in such capacity, the "Collateral Trustee").

                              W I T N E S S E T H:

     WHEREAS, the Grantors are party to a Pledge and Security Agreement, dated as of August 21, 2001 in favor of the Collateral Trustee (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;

     NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Collateral Trustee as follows:

     Section 1 Defined Terms. Unless otherwise defined herein, terms defined in
               -------------
the Security Agreement and used herein have the meaning given to them in the Security Agreement.

     Section 2 Grant of Security Interest in Copyright Collateral. Each Grantor,
               --------------------------------------------------
as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Trustee for the benefit of the Secured Parties, and grants to the Collateral Trustee for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the "Copyright Collateral"):

     (a) all of its Copyrights and Copyright Licenses to which it is a party, including those referred to on Schedule I hereto;

     (b) all reissues, continuations or extensions of the foregoing;

     (c) all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future infringement or dilution of any Copyright or Copyright licensed under any Copyright License; and

     (d) all other rights or benefits relating to the foregoing.

     Section 3 Security Agreement. The security interest granted pursuant to
               ------------------
this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Trustee pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Trustee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     Section 4 After Acquired Copyright Collateral. If any Grantor shall
               -----------------------------------
hereafter obtain any rights, title or interest in any item (including, without limitation, any



                                      A5-1

Copyright, Copyright License, reissues, continuations or extensions thereof, or Proceeds thereof) that would have constituted Copyright Collateral had such Grantor possessed such right, title or interest in such item as of the date of this Copyright Security Agreement, then such item shall be deemed to be Copyright Collateral, the provisions of this Copyright Security Agreement shall apply thereto and such right, title or interest shall be subject to the security interest granted hereby.

                            [signature page follows]













                                      A5-2

     IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.


                                    Very truly yours,

                                   [GRANTORS]




                                       By:
                                         ---------------------------------------
                                          Name:
                                          Title:



         Accepted and Agreed:

         Wilmington Trust Company, as Collateral Trustee



         By:
             ----------------------------------------
               Name:
               Title:








                                      A5-3

                           Acknowledgement of Grantor



STATE OF                                    )
         -----------------------------------)
                                            )   ss.
COUNTY OF                                   )
          ----------------------------------)


     On this ____ day of __________, _____ before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                                  ----------------------------
                                  Notary Public










                                      A5-4

                                  SCHEDULE I
                                      to
                         COPYRIGHT SECURITY AGREEMENT
                            COPYRIGHT REGISTRATIONS
                            -----------------------
A.   REGISTERED COPYRIGHTS
     Copyright Reg. No. and Date

B.   COPYRIGHT APPLICATIONS

C.   COPYRIGHT LICENSES
     Name of Agreement, Parties and Date of Agreement

















                                      A5-5

                                   Annex 6 to
                          Pledge and Security Agreement

                        FORM OF PATENT SECURITY AGREEMENT

     PATENT SECURITY AGREEMENT, dated as of _________ __, ____, by FINOVA Capital Corporation (the "Borrower") and each of the other entities listed on the signature pages hereof (each of such entities and the Borrower, a "Grantor" and, collectively, the "Grantors"), in favor of Wilmington Trust Company, as Collateral Trustee for the Secured Parties (as defined in the Security Agreement referred to below) (in such capacity, the "Collateral Trustee").

                              W I T N E S S E T H:

     WHEREAS, all the Grantors are party to a Pledge and Security Agreement, dated as of August 21, 2001, in favor of the Collateral Trustee (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;

     NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Collateral Trustee as follows:

     Section 1 Defined Terms. Unless otherwise defined herein, terms defined in
               -------------
the Security Agreement and used herein have the meaning given to them in the Security Agreement.

     Section 2 Grant of Security Interest in Patent Collateral. Each Grantor, as
               -----------------------------------------------
collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Trustee for the benefit of the Secured Parties, and grants to the Collateral Trustee for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the "Patent Collateral"):

     (a) all of its Patents and Patent Licenses to which it is a party, including those referred to on Schedule I hereto;

     (b) all reissues, continuations or extensions of the foregoing;

     (c) all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent License; and

     (d) all other rights or benefits relating to the foregoing.

     Section 3 Security Agreement. The security interest granted pursuant to
               ------------------
this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Trustee pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Trustee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     Section 4 After Acquired Patent Collateral. If any Grantor shall hereafter
               --------------------------------
obtain any rights, title or interest in any item (including, without limitation, any Patent, Patent License, reissues, continuations or extensions thereof, or Proceeds thereof) that would have constituted Patent Collateral had such Grantor possessed such right, title or interest in such




                                      A6-1
item as of the date of this Patent Security Agreement, then such item shall be deemed to be Patent Collateral, the provisions of this Patent Security Agreement shall apply thereto and such right, title or interest shall be subject to the security interest granted hereby.

                            [signature page follows]








                                      A6-2

     IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.


                                     Very truly yours,

                                   [GRANTORS]




                                       By:
                                          -------------------------------------
                                           Name:
                                           Title:



         Accepted and Agreed:

         Wilmington Trust Company, as Collateral Trustee



         By:
             ----------------------------------------
               Name:
               Title:










                                      A6-3

                           ACKNOWLEDGEMENT OF GRANTOR
                           --------------------------

STATE OF                                    )
         -----------------------------------)
                                            )  ss.
COUNTY OF                                   )
          ----------------------------------)

     On this ____ day of __________, _____ before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                                    --------------------------
                                  Notary Public









                                      A6-4

                                   SCHEDULE I
                                       to
                            PATENT SECURITY AGREEMENT
                              PATENT REGISTRATIONS



A.  REGISTERED PATENTS
    Patent Reg. No. and Date

B.  PATENT APPLICATIONS

C.  PATENT LICENSES
    Name of Agreement, Parties, Date of Agreement





                                      A6-5

                                   Annex 7 to
                          Pledge and Security Agreement

     TRADEMARK SECURITY AGREEMENT, dated as of _________ __, ____, by FINOVA Capital Corporation (the "Borrower") and each of the other entities listed on the signature pages hereof (each of such entities and the Borrower, a "Grantor" and, collectively, the "Grantors"), in favor of Wilmington Trust Company, as Collateral Trustee for the Secured Parties (as defined in the Security Agreement referred to below) (in such capacity, the "Collateral Trustee").

                              W I T N E S S E T H:

     WHEREAS, all the Grantors are party to a Pledge and Security Agreement, dated as of August 21, 2001 in favor of the Collateral Trustee (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

     NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Collateral Trustee as follows:

     Section 5 Defined Terms. Unless otherwise defined herein, terms defined in
               -------------
or in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

     Section 6 Grant of Security Interest in Trademark Collateral. Each Grantor,
               --------------------------------------------------
as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Trustee for the benefit of the Secured Parties, and grants to the Collateral Trustee for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the "Trademark Collateral"):

     (a) all of its Trademarks and Trademark Licenses to which it is a party, including those referred to on Schedule I hereto;

     (b) all reissues, continuations or extensions of the foregoing;

     (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License;

     (d) all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License; and

     (e) all other rights or benefits relating to the foregoing.

     Section 7 Security Agreement. The security interest granted pursuant to
               ------------------
this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Trustee pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Trustee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the



                                      A7-1

Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     Section 8 After Acquired Trademark Collateral. If any Grantor shall
               -----------------------------------
hereafter obtain any rights, title or interest in any item (including, without limitation, any Trademark, Trademark License, reissues, continuations or extensions thereof, goodwill of the business connected with the use thereof and symbolized thereby, or Proceeds thereof) that would have constituted Trademark Collateral had such Grantor possessed such right, title or interest in such item as of the date of this Trademark Security Agreement, then such item shall be deemed to be Trademark Collateral, the provisions of this Trademark Security Agreement shall apply thereto and such right, title or interest shall be subject to the security interest granted hereby.

                            [signature page follows]








                                      A7-2

     IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.


                                            Very truly yours,

                                            [GRANTORS]




                                            By:
                                                 -----------------------------
                                                  Name:
                                                  Title:



         Accepted and Agreed:

         Wilmington Trust Company, as Collateral Trustee



         By:
             ----------------------------------------
               Name:
               Title:



                                      A7-3

                           ACKNOWLEDGEMENT OF GRANTOR

STATE OF                                    )
         -----------------------------------
                                            )    ss.
COUNTY OF                                   )
          ----------------------------------


                  On this _____ day of __________, _____ before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                                     ------------------------
                                                        Notary Public



                                      A7-4

                                   SCHEDULE I
                                       to
                          TRADEMARK SECURITY AGREEMENT
                             TRADEMARK REGISTRATIONS



A.       REGISTERED TRADEMARKS
         MarkReg. No. and Date

B.       TRADEMARK APPLICATIONS

C.       TRADEMARK LICENSES
         Name of Agreement, Parties, Date of Agreement




                                      A7-5